                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                    of 1934

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))

[X] Definitive Information Statement

                      ADVANCED TECHNOLOGY INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee  (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
5) Total fee paid:
--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
--------------------------------------------------------------------------------
2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
3) Filing Party:
--------------------------------------------------------------------------------
4) Date Filed:
--------------------------------------------------------------------------------

                              INFORMATION STATEMENT
                                       OF
                      ADVANCED TECHNOLOGY INDUSTRIES, INC.
                                TAUBENSTRASSE 20
                             BERLIN, GERMANY D-10117

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US
                                    A PROXY.

         This Information Statement is first being furnished on or about October 4, 2002 to the holders of record as of the close of business on October 2, 2002 of the common stock of Advanced Technology Industries, Inc. ("ATI").

         ATI's Board of Directors has approved, and a total of five stockholders owning 24,870,963 shares of the 46,860,125 shares of common stock outstanding as of June 10, 2002 have consented in writing to, the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Delaware General Corporation Law and ATI's By-Laws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of ATI for a vote and this Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.


                          ACTIONS BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDERS


GENERAL

         ATI will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. ATI will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of ATI's common stock.

         ATI will only deliver one information statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. ATI will promptly deliver a separate copy of this information statement to a security holder at a shared address to which a single copy of the document was delivered upon oral or written request to:

                  Advanced Technology Industries, Inc.
                  Attn: Corporate Secretary
                  Taubenstrasse 20
                  Berlin, Germany  D-10117
                  49-30-201-7780


         Security holders may also address future requests for separate delivery of information statements and/ or annual reports by contacting ATI at the address listed above.

INFORMATION ON CONSENTING STOCKHOLDERS

         Pursuant to ATI's Bylaws and the Delaware General Corporation Act, a vote by the holders of at least a majority of ATI's outstanding capital stock is required to effect the actions described herein. ATI's Certificate of Incorporation does not authorize cumulative voting. As of the record date, ATI had 46,860,125 voting shares of common stock issued and outstanding of which 23,430,063 shares are required to pass any stockholder resolutions. The consenting stockholders, who consist of two current stockholders of ATI, are collectively the record and beneficial owners of, or the holder or an irrevocable voting proxy right to, shares which represent 53.08% of the issued and outstanding shares of common stock. Pursuant to Section 228 (a) of the Delaware General Corporation Act, the consenting stockholders voted in favor of the actions described herein in a written consent, dated June 12, 2002, attached hereto as Exhibit A. The consenting stockholders' names, affiliations with ATI and their beneficial holdings are as follows:

---------------------------- ------------------------------ ---------------------------- --------------------
           NAME                       AFFILIATION            SHARES BENEFICIALLY HELD        PERCENTAGE

---------------------------- ------------------------------ ---------------------------- --------------------
Kurt Seifman (1)
5 West 86th Street           Controlling shareholder                20,995,578                 44.81%
New York, NY  10024
---------------------------- ------------------------------ ---------------------------- --------------------
Glenn A. Cramer (2)          Shareholder                             3,875,385                  8.27%
3134 Bel Air Drive
Las Vegas, NV  89109

---------------------------- ------------------------------ ---------------------------- --------------------

TOTAL                                                               24,870,963                 53.08%
---------------------------- ------------------------------ ---------------------------- --------------------


(1) Includes 15,341,138 shares held indirectly through ERBC Holdings Ltd., to which Mr. Seifman is the sole beneficial holder and Chairman of the Board of Directors. He also holds sole voting power as Proxy Holder pursuant to an Irrevocable Proxy, and has presently exercisable options to purchase 125,000 shares at $0.343 per share. No consideration was paid for the consent.

(2)      These shares are held indirectly by Mr. Cramer as Trustee of the Glenn
         A. Cramer Separate Property Trust dated September 1, 1987. No consideration was paid for this consent.


INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON.

None

PROPOSALS BY SECURITY HOLDERS

None

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of June 10, 2002 as to each person who is known to ATI to be the beneficial owner of more than 5% of ATI's outstanding common stock and as to the security and percentage ownership of each executive officer and director of ATI and all officers and directors of ATI as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.


------------------- ------------------------------------ -------------------------- -------------------------
                             Name and Address               Security Ownership             Percentage
     Title of                       Of                       Amount and Nature                 Of
      Class                  Beneficial Owners            Of Beneficial Ownership            Class
------------------- ------------------------------------ -------------------------- -------------------------
      Common        Kurt Seifman
                    5 West 86th Street                        20,995,578 (1)                 44.8%
                    New York, NY  10024
------------------- ------------------------------------ -------------------------- -------------------------
      Common        Glenn A. Cramer
                    3134 Bel Air Drive                         3,875,385 (2)                  8.7%
                    Las Vegas, NV  89109
------------------- ------------------------------------ -------------------------- -------------------------
      Common        Hans Joachim Skrobanek
                    President and Director                       1,073,359                   2.29%
                    Taubenstrasse 20
                    Berlin, Germany D-10117
------------------- ------------------------------------ -------------------------- -------------------------
      Common        Jacques J. Saunder                            15,000
                    Director                                                                   *
                    Taubenstrasse 20
                    Berlin, Germany D-10117
------------------- ------------------------------------ -------------------------- -------------------------
      Common        Hans Joachim Schuerholz                       15,000
                    Director                                                                   *
                    Taubenstrasse 20
                    Berlin, Germany D-10117
------------------- ------------------------------------ -------------------------- -------------------------
      Common        James Samuelson                               366,056
                    Vice President, Chief Financial                                            *
                    Officer, Secretary and Treasurer
                    Taubenstrasse 20
                    Berlin, Germany D-10117
------------------- ------------------------------------ -------------------------- -------------------------
      Common        Peter Goerke                                  50,000
                    Vice President                                                             *
                    Taubenstrasse 20
                    Berlin, Germany D-10117
------------------- ------------------------------------ -------------------------- -------------------------
                    Officers and Directors as a group
                    (5 persons)                                                              2.29%
------------------- ------------------------------------ -------------------------- -------------------------


(1) 2,154,440 of these shares are held directly by Mr. Seifman. 15,341,138 of these shares are held indirectly through ERBC Holdings, Ltd., for which Mr. Seifman is the sole beneficial holder. 3,500,000 of these shares represent Mr. Seifman's sole voting power as Proxy Holder pursuant to an Irrevocable Proxy for the Adrian Joseph Separate Property Trust and the Dianna Joseph Separate Property Trust, as well as presently exercisable options to purchase 125,000 shares at $0.343 per share.

(2)      These shares are held indirectly by Mr. Cramer as Trustee of the Glenn
         A. Cramer Separate Property Trust dated September 1, 1987.

*        Indicates less than 1% beneficially held

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING STOCKHOLDERS

         The following actions were taken based upon the unanimous recommendation by ATI's Board of Directors and the written consent of the consenting stockholders:

                                    ACTION 1
                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                     TO INCREASE THE AUTHORIZED COMMON STOCK

            On June 12, 2002, the Board and the consenting stockholders unanimously adopted and approved an amendment to ATI's Certificate of Incorporation to increase the authorized common stock from 50,000,000 to 100,000,000 shares, which is referred to as the "Authorized Shares Amendment." The text of the Authorized Shares Amendment is attached hereto as Exhibit C. Currently, ATI has 50,000,000 shares of common stock authorized, of which 46,860,125 shares are issued and outstanding as of the record date.

            The Authorized Shares Amendment will be implemented by filing the Amended Certificate of Incorporation with the Secretary of State of Delaware. Once ATI files the Amended Certificate of Incorporation, ATI will have 53,139,875 shares of authorized but unissued common stock available for issuance. The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions and the issuance or reservation of common stock for employee stock options. ATI's Board would be able to authorize the issuance of shares for these transactions without the necessity, and related costs and delays, of either calling a special stockholders' meeting or of waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If in a particular transaction shareholder approval were required by law or any stock exchanges or markets or were otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval notwithstanding that ATI may have the requisite number of voting shares to consummate the transaction.

            The Authorized Shares Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Certificate of Incorporation or the Bylaws of ATI in effect on the date of this Information Statement. However, ATI stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of ATI or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant shareholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving ATI. ATI is not aware of any proposed attempt to take over the company or of any attempt to acquire a large block of ATI's common stock. ATI has no present intention to use the increased authorized common stock for anti-takeover purposes.

            The Authorized Shares Amendment will become effective upon the filing of the Amended Certificate of Incorporation. Under federal securities laws, ATI cannot file the Amended Certificate of Incorporation until at least 20 days after the mailing of this Information Statement

                                    ACTION 2
                   AMENDMENT OF THE 2000 EQUITY INCENTIVE PLAN

         On June 12, 2002, the Board and the consenting stockholders unanimously adopted and approved an amendment to ATI's 2000 Equity Incentive Plan. In 1996, we adopted an Incentive Stock Option Plan whereby we reserved 500,000 shares of common stock for issuance to our employees. No options had been issued under this plan. On October 22, 2000 our Board of Directors cancelled this plan and adopted a new stock option plan entitled the Advanced Technology Industries, Inc. 2000 Stock Option Plan ("Plan"), filed with the Securities and Exchange Commission on November 8, 2000 under Form 8-K (SEC File No.: 0-23761). Under the Plan, options may be issued to directors, officers, key employees, consultants, agents, advisors, and independent contractors who are in a position to contribute materially to the prosperity of the company. The Plan provides for the issuance of both Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NQSOs"). ISOs are issued to employees and NQSOs are generally issued to non-employees. The number of shares that are subject to ISOs is limited to 3,000,000 under the Plan. The number of NQSOs that may be issued is subject to the discretion of the Board of Directors.

         Our Board of Directors administers the Plan but may delegate such administration to a committee, which shall consist of at least two members of the Board. The Board or the Committee has the authority to determine the number of options to be granted, when the options may be exercised and the exercise price of the options, provided that the exercise price may never be less than the fair market value of the shares of the Common Stock on the date the option is granted (110% in the case of any employee who owns more than 10% of the combined voting power or value of all classes of stock). Options may be granted for terms not exceeding ten years from the date of the grant, except for options granted to persons holding in excess of 10% of the common stock, in which case the options may be granted for a term not to exceed five years from the date of the grant.

         We received shareholder approval of the Plan on October 26, 2001.

         In 2000 our Board approved the issuance of ISOs to purchase 470,000 shares of common stock and NQSOs to purchase 615,000 shares. All of said options were issued with an exercise price of $.343 per share. None of these options have been exercised as of the date of this Information Statement.

AMENDMENTS

         The proposed amendments to the Plan are as follows:

1.       Paragraph 5. shall be revised to state:

         "Any employee (including any officer who is an employee) of the Company, its parent or any of its subsidiaries on the date of the grant shall be eligible to receive an Option under the Plan; . . ."

2.       Paragraph 6. shall be revised to state:

         ". . .The aggregate number of shares which may be issued pursuant to exercise of Incentive Stock Options granted under the Plan, as amended, shall not exceed 5,000,000 shares of Common Stock (subject to adjustment as provided in Section 7.13). . ."

3.       The following Paragraphs shall be added:

         "11. STOCK BONUSES.

                  11.1 AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus will be awarded pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

                  11.2 TERMS OF STOCK BONUSES. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                  11.3 FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

         12. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid."

EXECUTIVE COMPENSATION

         The following tables and discussion set forth information with respect to all incentive stock option plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer ("CEO"), all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.




                           SUMMARY COMPENSATION TABLE

                                                                           Long Term Compensation
                                  Annual Compensation                       Awards          Payouts
                         ----------------------------------             -----------------------------------
Name
and                                                                     Securities
Principal                                                               Underlying           All Other
Position                 Year      Salary       Bonus                      SARs            Compensation
-----------------------------------------------------------------------------------------------------------
H. J. Skrobanek          1999         -0-                                                      -0-
President, Director      2000      $110,000                              See Below
                         2001      $110,000                              See Below

James Samuelson          1999        N/A                                                        N/A
Vice-President, CFO      2000      $120,000    $10,100 (1)               See Below
                         2001      $120,000       ---  (1)               See Below
-----------------------------------------------------------------------------------------------------------

(1)      Consists of 50,000 shares of common stock.

STOCK OPTIONS

         2001 Consultants Stock Plan

         On November 30, 2001, we adopted a Consultants Stock Plan (the "2001 Plan") whereby we reserved 6,000,000 shares of common stock for issuance to consultants and affiliates. Under the 2001 Plan, options may be issued to consultants and affiliates who provide bona fide consulting services to the Company, provided that such services are not in connection with a capital raising transaction. The 2001 Plan provides for the issuance of registered, Non-Qualified Stock Options.

         Our Board of Directors administers the Plan but may delegate such administration to a committee, which shall consist of at least two members of the Board. The Board or the Committee has the authority to determine the number of options to be granted, when the options may be exercised and the exercise price of the options, provided that the exercise price may never be less 85% of than the fair market value of the shares of the Common Stock on the date the option is granted. The Board or the Committee may also grant the options according to a defined vesting schedule, provided that in no case shall any option provide for the vesting of option shares for a period of time which exceeds five years from date of grant of the option, or on a cumulative incremental percentage basis which is less than twenty percent (20%) per year. Options may be granted for terms not exceeding ten years from the date of the grant.

         The 2001 Plan must be approved by the shareholders within one year from the date of adoption of the Board. The 2001 Plan will be submitted for shareholder approval at or prior to the next annual meeting.

         The following table presents information for each named officer in the Summary Compensation Table with respect to options granted during fiscal year ended December 31, 2001.

                     Options/ SAR Grants in Last Fiscal Year
                               (Individual Grants)
                               -------------------

                  Number of         Percent of total
                  Securities        options/SARs
                  Underlying        granted to        Exercise of
                  Options/ SARs     employees in      base price     Expiration
NAME              Granted (#)       fiscal year       ($/Sh)            date
-------------     ------------      -----------       ----------     -----------
H. J. Skrobanek      -----             ----              ----           ----
James Samuelson      -----             ----              ----           ----

         The following table presents information for each named officer in the Summary Compensation Table with respect to options exercised during the fiscal year ended December 31, 2001 and unexercised options held as of the end of the fiscal year.


Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
--------------------------------------------------------------------------------

                                        Number of
                                        Securities          Value of
                                        Underlying          Unexercised
                                        Unexercised         In-the-Money
                                        Options/SARs        Options/SARs
                   Shares               at FY-End (#)       at FY-End ($)
Name              Acquired     Value    Exer./Unexer.       Exer./Unexer
----              --------     -----    -------------       ------------

H.J. Skrobanek      ----        ----       ----                 ----
James Samuelson     ----        ----       ----                 ----

            Values reflected above are based on the closing price of $0.26 per share of our common stock for the last business day of the fiscal year ended December 31, 2001.

DIRECTOR COMPENSATION

         There is no standard or individual compensation package for any of the directors.

EMPLOYMENT CONTRACTS

         There are no employment contracts with the executive officers listed in the Summary Compensation Table.

EXHIBIT A

                            WRITTEN CONSENT TO ACTION
                                     OF THE
                               BOARD OF DIRECTORS
                            AND MAJORITY SHAREHOLDERS
                                       OF
                                 ATI CORPORATION
                            (A DELAWARE CORPORATION)

                             TAKEN WITHOUT A MEETING

--------------------------------------------------------------------------------

         Pursuant to the authority of Article III, Section 11 and Article II,
Section 7 of the Restated By-Laws of ATI Corporation (the "Corporation") and
Section 228 (a) of the Delaware General Corporation Act, a Delaware corporation, the undersigned, constituting all of the members of the Board of Directors of the Corporation and a majority of the shareholders of the Corporation, do hereby take the actions and adopt the resolutions contained in this document without a meeting to be made effective as of June 12, 2002.


                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                   TO REFLECT INCREASE IN THE AUTHORIZE SHARES
                                 OF COMMON STOCK

WHEREAS, it is proposed that this Corporation amend its Certificate of Incorporation to reflect an increase in the authorized share amount of its common stock from 50,000,000 to 100,000,000 so that unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions and the issuance or reservation of common stock for employee stock options.

NOW, THEREFORE, BE IT RESOLVED, that any executive officer of this Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of this Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

FURTHER RESOLVED, that any action or actions heretofore taken by any executive officer of this Corporation on behalf of this Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of this Corporation.

                       AMENDMENT OF 2000 STOCK OPTION PLAN

WHEREAS, it is in the best interests of this Corporation and its stockholders to attract and retain the highest level of talent among its key employees and consultants and;

WHEREAS, the undersigned have been presented with a form of the proposed amendments to the 2000 Stock Option Plan, hereinafter referred to as "Amendment No. 1 to the 2000 Stock Option Plan" and attached hereto as Exhibit 1 (the "Amendment");

WHEREAS, it is deemed to be in the best interests of the Corporation and its stockholders to approve and adopt the Amendment in all material respects;

NOW, THEREFORE, BE IT RESOLVED, that any executive officer of this Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of this Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

FURTHER RESOLVED, that any action or actions heretofore taken by any executive officer of this Corporation on behalf of this Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of this Corporation.

This Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held. This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.


                                      DIRECTORS:


                                      /s/ Hans-Joachim Schuerholz
                                      ------------------------------------------
                                      Hans Joachim Schuerholz


                                      /s/ Hans-Joachim Skrobanek
                                      ------------------------------------------
                                      Hans Joachim Skrobanek


                                      /s/ Jacques J. Saunder
                                      ------------------------------------------
                                      Jacques J. Saunder



                                      STOCKHOLDERS:


Dated: June 12, 2002                  /s/ Kurt Seifman
                                      ------------------------------------------
                                      ERBC Holdings Limited
                                      By: Kurt Seifman, Director and Chief
                                      Executive Officer

Dated: June 12, 2002

                                      /s/ Kurt Seifman
                                      ------------------------------------------
                                      Kurt Seifman


Dated: June 12, 2002                  /s/ James M. Cramer
                                      ------------------------------------------
                                      James M. Cramer, co-trustee
                                      Glenn A. Cramer Separate Property Trust
                                      Dated September 1, 1987


Dated: June 12, 2002                  /s/  James D. Anderson
                                      ------------------------------------------
                                      James D. Anderson, co-trustee
                                      Glenn A. Cramer Separate Property Trust
                                      Dated September 1, 1987

                                                                       EXHIBIT 1

                  AMENDMENT NO. 1 TO THE 2000 STOCK OPTION PLAN


                  This Amendment No. 1 to the Advanced Technology Industries, Inc. ("ATI") 2000 Stock Option Plan (the "Plan") is effective as of June 12, 2002.

         Pursuant to the authorization granted by the stockholders and the Board of Directors of ATI, the Plan is hereby amended as follows:

1.       Paragraph 5. shall be revised to state:

         "Any employee (including any officer who is an employee) of the Company, its parent or any of its subsidiaries on the date of the grant shall be eligible to receive an Option under the Plan; . . ."

2.       Paragraph 6. shall be revised to state:

         ". . .The aggregate number of shares which may be issued pursuant to exercise of Incentive Stock Options granted under the Plan, as amended, shall not exceed 5,000,000 shares of Common Stock (subject to adjustment as provided in Section 7.13). . ."

3.       The following Paragraphs shall be added:

         "11. STOCK BONUSES.

                  11.1 AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus will be awarded pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

                  11.2 TERMS OF STOCK BONUSES. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                  11.4 FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

         12. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid."

         IN WITNESS WHEREOF, ATI has duly executed this Amendment to be effective as the date first above written.


                                            ADVANCED TECHNOLOGY INDUSTRIES, INC.


                                            By: /s/ Hans-Joachim Skrobanek
                                                --------------------------------
                                                Name:  Hans-Joachim Skrobanek
                                                Title:    President and Director

EXHIBIT B

                         THE AUTHORIZED SHARES AMENDMENT


         RESOLVED FURTHER, that Article Fourth (a) of the Amended Certificate of Incorporation of the Corporation be amended and superseded in its entirety to read in part as follows:

                                 ARTICLE FOURTH
                                 --------------

FOURTH: (a) The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred One Million (101,000,000) shares of which One Hundred Million (100,000,000) shares shall be designated as common stock with a par value of one hundredth of one cent ($.0001) per share and One Million (1,000,000) shares shall be designated as preferred stock with a par value of one tenth of one cent ($0.001) per share.



                                           ADVANCED TECHNOLOGY INDUSTRIES, INC.


                                           By: /s/ James Samuelson
                                              ----------------------------------
                                              Name: James Samuelson
                                              Title: Vice President, Secretary,
                                              Chief Financial Officer, Treasurer





                                       13